Exhibit 10.24


                                    AGREEMENT


                  This  AGREEMENT  (the  "Agreement"),  dated as of February 15,
2001,   between  Motor  Coach   Industries   International,   Inc.,  a  Delaware
corporation, and Tocatta, Inc., a Florida corporation (the "Consultant").

                  WHEREAS, Motor Coach Industries International, Inc. is desirous of retaining Consultant whereby the Consultant will provide the services of Stephen K. Clough and Thomas C. Sorrells, III, as interim Chief Executive Officer and interim Chief Operating Officer, respectively, of Motor Coach Industries International, Inc. and its subsidiaries and affiliates (individually and collectively referred to herein as "Company");

                  WHEREAS, Consultant is ready, willing, and able to provide the aforementioned services;

                  WHEREAS, the parties desire to enter into this Agreement setting forth the terms and conditions of the services to be provided by the Consultant to the Company.

                  NOW, THEREFORE, intending to be legally bound hereby, the parties agree as follows:

                  1. Services to be Provided.
                     -----------------------

                     Effective as of February 15, 2001, the Company hereby agrees to engage the Consultant, and the Consultant hereby agrees to provide to Company, upon the terms and subject to the conditions set forth herein, the services of Stephen K. Clough and Thomas C. Sorrells, III, as interim Chief Executive Officer and interim Chief Operating Officer, respectively (each, an "Officer", and collectively, the "Officers"), as such duties may be defined and modified from time to time by the Company's board of directors ("Board"). In addition, Consultant shall cause the Chief Executive Officer to serve as a director on the Board, to serve at the pleasure of the Board.

                  2. Term.
                     ----

                     Subject to Section 8 hereof, the term of this Agreement (the "Term") is for an initial period commencing on February 15, 2001, and terminating on February 15, 2002. Thereafter, the Term may be extended upon mutual written agreement of the Company and Consultant.

                  3. Insurance and Indemnity of the Officers.
                     ---------------------------------------

                     The Company shall maintain Directors' & Officers' liability insurance in such amount as the Board from time to time determines, and the Company shall cause the Officers to be included within the coverage of such insurance during the Term and any extension thereof. The Company shall indemnify the Officers to the maximum extent permitted under Delaware law and the Company's by-laws. The Company shall also obtain and maintain, during the Term and any extension thereof, life insurance for each of the Officers in the amount of at least $1 million for each Officer.

                  4. Independent Contractor.
                     ----------------------

                     Nothing herein contained shall be construed to constitute the parties hereto as partners or as joint venturers, or either as agent of the other, or as employer and employee, and Consultant shall not present to third parties that any such relationships exist between the Company and the Consultant. Consultant shall perform consulting services hereunder as an independent contractor to the Company and, unless specifically authorized in writing, Consultant shall have no authority to obligate the Company or enter into any agreement on its behalf.

                  5. Fees.
                     ----

                     (a) During the Term, in consideration of all of the services to be provided by the Consultant hereunder, the Company shall pay to the Consultant the sum of $8,000.00 per week, payable on a bi-weekly basis ("Base Fee"). Notwithstanding the preceding sentence, in the event that (i) the Company's independent auditing firm issues a qualified opinion in connection with its audit of the Company's financial statements, and (ii) the Consultant has elected not to terminate the Agreement in accordance with Section 8, the Company shall pay Consultant a $75,000.00 retention bonus within thirty (30) days of the issuance of the opinion.

                     (b) In addition to the Base Fee, and in the event that Motor Coach Industries International, Inc. ("MCII") achieves a certain level of EBITDA for calendar year 2001 (as defined and determined in MCII's final audited financial statements for 2001) and this Agreement has not been terminated prior to the expiration of the Term, the Company shall pay to the Consultant the following performance-based fee(s):


---------------- ----------------------------------- ---------------------------
LEVELS           2001 EBITDA (in millions)           PERFORMANCE FEE(S)
---------------- ----------------------------------- ---------------------------
1                55 to 64.999                        $400,000
---------------- ----------------------------------- ---------------------------
2                65 to 74.999                        Level 1 plus $500,000
---------------- ----------------------------------- ---------------------------
3                75 to 84.999                        Level 2 plus $600,000
---------------- ----------------------------------- ---------------------------
4                85 +                                Level 3 plus $700,000
---------------- ----------------------------------- ---------------------------

Notwithstanding the foregoing, in the event that (i) the Company's independent auditing firm issues a qualified opinion in connection with its audit of the Company's financial statements, and (ii) the Consultant has elected not to terminate the Agreement in accordance with Section 8, the Company and the Consultant will negotiate mutually agreeable performance fee and 2001 EBITDA levels required to earn the performance fee(s). Any fees earned in accordance with this subsection shall be paid on or before April 15, 2002.

                  6. Business Expenses.
                     -----------------

                     The Consultant shall be reimbursed by the Company for all reasonable and necessary business expenses incurred by the Officers in connection with their services (including, without limitation, reasonable expenses for travel and entertainment incurred in conducting or promoting business for the Company) upon timely submission by the Consultant of receipts and other documentation as required by the Internal Revenue Code of 1986, as amended (the "Code"), and in accordance with the Company's normal expense reimbursement policies.

                  7. Ownership of Intellectual Property.
                     ----------------------------------

                     All intellectual property conceived or developed by the Consultant and/or either of the Officers during the Term which relate to the Company or any of its products or services shall belong to and constitute property of the Company. To the extent any such property is not considered to be a "work for hire," then Consultant hereby assigns all of its rights, title and interest in any such intellectual property to the Company.

                  8. Termination of Agreement.
                     ------------------------

                     The services by the Consultant pursuant to this Agreement shall not be terminated prior to the end of the Term except as set forth in this
Section 8. Consultant may terminate this Agreement immediately in the event that the Company's independent auditing firm issues a qualified opinion in connection with its audit of the Company's financial statements. In addition, this Agreement shall be terminated (a) by mutual written agreement of the Company and the Consultant; or (b) by the death or disability of the Officers; provided, however, that in the event of the death or disability of one of the Officers and the Agreement is not otherwise terminated, the Base Fee shall be reduced by 25% effective as of the date of death or disability of the Officer, and the performance fee(s) set forth in Section 5(b) shall be reduced by 25%; or (c) by the Company for Cause (as defined herein); or (d) by the Company without Cause. As used in this Agreement, "Cause" shall mean one or more of the following events: (i) either of the Officers has failed to perform his material duties in a reasonably satisfactory manner; or (ii) any reckless or grossly negligent act by either of the Officers having the effect of injuring the interest, business or reputation of the Company in any material respect; or (iii) the commission by either of the Officers of any felony (including entry of a nolo contendere plea); or (iv) any misappropriation or embezzlement by either of the Officers of any property of the Company. Upon termination of the Agreement pursuant to this
Section 8, other than termination by the Company without Cause, the Company shall pay to the Consultant the Base Fee accrued through the effective date of termination. Upon termination of the Agreement by the Company without Cause, the Company shall pay the Consultant 50% of the Base Salary for the remainder of the Term.

                  9. Representations.
                     ---------------

                     (a) The Company represents and warrants that this Agreement has been authorized by all necessary corporate action of the Company; that this Agreement is a valid and binding agreement of the Company enforceable against it in accordance with the Agreement's terms; and that the Company is not a party to any agreement or instrument which would prevent it from performing its obligations in any way under this Agreement.

                     (b) The Consultant represents and warrants that this Agreement has been authorized by all necessary corporate action of the Consultant; that this Agreement is a valid and binding agreement of the Consultant enforceable against it in accordance with the Agreement's terms; and that the Consultant is not a party to any agreement or instrument which would prevent it from entering into or providing its services in any way under this Agreement.

                 10. Assignment; Binding Agreement.
                     -----------------------------

                     This Agreement is a personal contract and the rights and interests of the Consultant hereunder may not be sold, transferred, assigned, pledged, encumbered, or hypothecated by it, except as otherwise expressly permitted by the provisions of this Agreement. Moreover, Consultant may not delegate the performance of the services to be provided under this Agreement other than to Stephen K. Clough and Thomas C. Sorrells, III. This Agreement shall inure to the benefit of and be enforceable by the Consultant and its successors and permitted assigns. The Company may assign this Agreement to any of its subsidiaries or other affiliates.

                 11. Non-Competition Covenants.
                     -------------------------

                     During the Term (and any extension thereof) and until the third anniversary of the expiration thereof, the Consultant shall not, and the Consultant shall cause each of the Officers not to, directly or indirectly, (a) participate in the ownership, management, operation or control of, or be connected with or employed by, or act as a consultant for, or have any financial interest in or aid or knowingly assist any other person or entity in the conduct of, any business or entity that (i) engages in any aspect of the designing, manufacturing, assembling and marketing of coaches of monocoque or unitized construction configuration, or the distribution of replacement parts which are exclusively for the use of intercity monocoque coaches and monocoque transit buses (the "Business"), (ii) is contemplating engaging in such Business, or
(iii) provides any services that compete with those services provided in the Business by the Company, in the case of (i), (ii) and (iii), anywhere within the Western Hemisphere or (b) hire any officer or other employee of the Company or solicit or direct anyone else to solicit any officer or other employee of the Company (i) to terminate his or her employment or other relationship with the Company or (ii) to seek or accept employment or other affiliation with any other entity (other than any solicitation directed at the public in general in publications available to the public in general).

                 12. Confidentiality Covenant.
                     ------------------------

                     The Consultant agrees that it will not, and the Consultant shall cause each of the Officers not to, at any time during the Term or at any time thereafter, directly or indirectly, use for its or his own account, or disclose to any person, firm or corporation, other than authorized officers, directors and employees of the Company, any Confidential Information (as defined herein) of the Company. As used herein, "Confidential Information" of the Company means information of any kind, nature, or description that is disclosed to or otherwise known to the Consultant and/or the Officers as a direct or indirect consequence of its, his, or their association with the Company, and which is not generally known to the public or in the businesses in which the Company is engaged, or which information relates to specific investment opportunities within the scope of the business of the Company which were considered by the Company during the Term.

                 13. Entire Agreement.
                     ----------------

                     This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes any other undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Consultant represents that, in executing this Agreement, it does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter or effect of this Agreement or otherwise.

                 14. Amendment or Modification; Waiver.
                     ---------------------------------

                     No provision of this Agreement may be amended or waived, unless such amendment or waiver is agreed to in writing, signed by the Consultant and by a duly authorized officer of the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

                 15. Notices.
                     -------

                     Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or facsimile or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice hereunder in writing:

                  To the Consultant at:

                  Tocatta, Inc.
                  1721 Allen Creek Drive
                  Clearwater, FL  33764
                  ------------------
                  Facsimile:  727-535-6120

                  To the Company at:

                  MCII Holdings (USA), Inc.
                  1700 East Golf Road
                  Schaumburg, Illinois  60173
                  Facsimile:   (847) 285-2095
                  Attention:  Timothy J. Nalepka, Esq.

                  Any notice delivered personally or by courier under this
Section 15 shall be deemed given on the date delivered, and any notice sent by facsimile or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date transmitted by facsimile or mailed.

                 16. Severability.
                     ------------

                     If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law. Moreover, if any one or more of the provisions contained in this Agreement shall be held to be excessively broad as to duration, activity or subject, such provisions shall be construed by limiting and reducing them so as to be enforceable to the fullest extent permitted by law.

                 17. Survivorship.
                     ------------

                     The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

                 18. Applicable Law.
                     --------------

                     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles and conflicts of law thereof. THE PARTIES HERETO WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO DISPUTES HEREUNDER. The Company and the Consultant hereby agree and consent to the jurisdiction of the Chancery Court of and for New Castle County, Delaware (the "Court"). The Consultant hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in Section 15.

                 19. Headings.
                     --------

                     All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

                 20. Status of Payments to Consultant.
                     --------------------------------

                     (a) The fees or any other amounts paid to Consultant hereunder shall not be considered salary for any purpose, and Consultant and the Officers will not be entitled to any of the fringe and supplemental benefits that the Company provides for its employees. The Company shall have no liability whatsoever to the Consultant hereunder on account of this Agreement, except payment to Consultant of the fee(s) provided for in Article 5 hereof.

                     (b) Consultant has full responsibility for the payment of all federal, state, and local taxes or contributions imposed or required under unemployment insurance, social security, FICA, and income tax laws applicable to Consultant and/or the Officers in connection with this Agreement.

                 21. Counterparts.
                     ------------

                     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                  MOTOR COACH INDUSTRIES INTERNATIONAL, INC.


                  By:  /s/Horst O. Sieben
                       ---------------------------------------------------------
                           Name:  Horst O. Sieben
                           Title: CFO


                  TOCATTA, INC.


                  By:  /s/Tom Sorrells
                       --------------------------------------------------------
                           Name:  Tom Sorrells
                           Title: COO